UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 29, 2005

Commission File Number 1-12043

OPPENHEIMER HOLDINGS INC.

Ontario, Canada                                                98-0080034

(State of incorporation)            (IRS employer identification number)

PO Box 2015, Suite 1110

20 Eglinton Avenue West

Toronto Ontario Canada   M4R 1K8

(Address of principal executive offices) (Zip code)

(416) 322-1515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01. Other Events.

Oppenheimer Holdings Inc. (the “Company”) today announced that its primary operating subsidiary, Oppenheimer & Co. Inc. (“Oppenheimer”) has settled various regulatory matters. These settled matters include anti-money-laundering (“AML”) issues, New York Stock Exchange (“NYSE”) regulatory examination findings (2003-2005) and National Association of Securities Dealers (“NASD”) registration (U-4/U-5) issues (pending final NASD approval). The settlements involve total fines of $4.4 million, all of which was fully reserved in the Company’s results for the nine months ended September 30, 2005.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  Financial Statements and Exhibits

Exhibit Reference

Number	Exhibit Description

99.1	Oppenheimer Holdings Inc. press release, dated December 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Holdings Inc.

Date: December 29, 2005 By: "E.K. Roberts" --------------------------------- E.K. Roberts President and Treasurer (Duly Authorized Officer and Principal Financial Officer)

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